UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2006 (May 10, 2006)

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                       000-10999              59-2025386
            ------                       ----------             ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review

(a) On May 10, 2006, Composite Technology Corporation (the "Company"), in consultation with Singer Lewak Greenbaum & Goldstein LLP, the Company's independent registered accounting firm, determined that the Company's previously issued financial statements for the interim periods ended December 31, 2004, March 31, 2005 and December 31, 2005 should no longer be relied upon because of errors in such financial statements as addressed in Accounting Principles Board Opinion No. 20. The Company will restate its financial statements for those periods, as necessary.

      The Company concluded that the treatment of the issuance of warrants in November 2004 for the release of $10,000,000 from its August 2004 Debenture issue was improperly expensed to legal, professional and consulting expense as incurred. During the quarter ended December 31, 2004, the Company had expensed $1,993,523 which was the fair value of the warrants issued to the debenture holders. Under the guidance of EITF 96-19 "Debtors Accounting of a Modification or Exchange of Debt Instruments" the issuance of the warrants constituted a modification of a convertible debt instruments. Accordingly, the fair value of the additional warrants issued in November 2004 should have been deferred and amortized as an adjustment of interest expense over the remaining term of the debentures using the interest method.

There is no impact to the balance sheet as of September 30, 2005 to the net loss for the fiscal year ending September 30, 2005 since as a result of our bankruptcy filing on May 5, 2005 the carrying value of our debt was adjusted to $15,000,000 as of May 5, 2005 and any deferred expense was recognized within the fiscal year ending September 30, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                            (Registrant)


Date:    May 11, 2006                       By: /s/ Benton H Wilcoxon
                                                ----------------------
                                                Benton H Wilcoxon
                                                Chief Executive Officer